ORIX Corporation Shareholders' Equity	12 Months Ended
Mar. 31, 2012
ORIX Corporation Shareholders' Equity

21. ORIX Corporation Shareholders’ Equity

Changes in the number of shares issued in fiscal 2010, 2011 and 2012 are as follows:

	Number of shares
	2010	2011	2012
Beginning balance	92,217,067	110,229,948	110,245,846
Issuance of common stock	18,000,000	0	0
Exercise of stock options	11,000	14,000	7,700
Conversion of convertible bonds	1,881	1,898	876

Ending balance	110,229,948	110,245,846	110,254,422

The Japanese Companies Act (the “Act”), effective on May 1, 2006, provides that an amount equivalent to 10% of any dividends resulting from appropriation of retained earnings be appropriated to the legal reserve until the aggregate amount of the additional paid-in capital and the legal reserve equals 25% of the issued capital. The Act also provides that both additional paid-in capital and the legal reserve are not available for dividends but may be capitalized or may be reduced by resolution of the general meeting of shareholders. However, by specifying in the Company’s articles of incorporation, dividends can be declared by the Board of Directors instead of the general meeting of shareholders. In accordance with this, the Board of Directors of the Company resolved in May 2012 that a total of ¥9,676 million ($118 million) dividends shall be distributed to the shareholders of record as of March 31, 2012. The liability for declared dividends and related impact on total equity is accounted for in the period of such Board of Directors’ resolution.

The Act provides that at least one-half of amounts paid for new shares are included in common stock when they are issued. In conformity therewith, the Company has divided the principal amount of bonds converted into common stock and proceeds received from the issuance of common stock, including the exercise of warrants and stock acquisition rights, equally between common stock and additional paid-in capital, and set off expenses related to the issuance from the additional paid-in capital. On July 21, 2009, the Company issued 18,000,000 shares of common stock primarily by way of a Japanese public offering and an international offering. As a result of those offerings, common stock and additional paid-in capital increased by ¥41,677 million and ¥41,347 million, respectively.

The amount available for dividends under the Act is calculated based on the amount recorded in the Company’s non-consolidated financial statements prepared in accordance with accounting principles generally accepted in Japan. As a result, the amount available for dividends is ¥243,823 million ($2,967 million) as of March 31, 2012.

Retained earnings at March 31, 2012 include ¥37,095 million ($451 million) relating to equity in undistributed earnings of the companies accounted for by the equity method.

As of March 31, 2012, the restricted net assets of certain subsidiaries, which include regulatory capital requirements mainly for banking operations and life insurance of ¥51,373 million ($625 million), do not exceed 25% of consolidated net assets.